                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 19
Statement of Operations.......................... 20
Statement of Changes in Net Assets............... 21
Financial Highlights............................. 22
Notes to Financial Statements.................... 25
Report of Independent Accountants................ 33

HYI ANR 10/98

                             LETTER TO SHAREHOLDERS




September 25, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has
escaped relatively unscathed from the               [PHOTO]
turmoil. Although volatility
increased in the U.S. equity market
as the Asian crisis spread to Russia
and Latin America, fixed-income        DENNIS J. MCDONNELL AND DON G. POWELL
investors have benefited from
developments of the past year.
    We expect that volatility will remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals, and to view daily fluctuations as relatively insignificant in the larger picture. As we detail elsewhere in this letter, the U.S. economy is among the healthiest in the world, our budget is in balance, and Federal Reserve policy makers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC REVIEW
    To the surprise of many observers, economic growth in the United States seemed impervious to the recession in Asia for several months after the crisis erupted last year. For all of 1997, the U.S. economy grew by a robust 3.8 percent, its fastest pace since 1988. When growth remained strong during the first quarter of 1998, some economists speculated that perhaps drag from Asia would miss the American economy altogether.
    But, the "storm clouds massing over the western Pacific," which Federal Reserve Chairman Alan Greenspan warned "were heading our way" in February, finally arrived at the American shore this spring. Growth decelerated during the second quarter, primarily as a result of weak demand overseas and the strong U.S. dollar. However, a sharp decline in interest rates helped the housing sector to grow at a record pace.
    As the reporting period ended, there was tentative evidence that the global financial crisis and the sudden drop in stock prices were taking a toll on American shoppers. After hitting a 29-year high in June, consumer confidence declined the following two months. Meanwhile, consumer spending fell in July for the first time since 1996.

MARKET REVIEW
    The slowdown in world economic growth, coupled with a flight to quality amid turbulence in Asia, Russia, and Latin America, unleashed a powerful rally in the U.S. bond market. During the 12-month period ended in August, the yield on long-term Treasuries declined from 6.60 percent to 5.23 percent, the lowest level since 1968. The yield on 30-year fixed-rate mortgage rates fell to about
7.00 percent, near a five-year low.

                                                           Continued on page two

    Long-term Treasuries were the top-performing sector of the fixed-income market, gaining about 20 percent during the reporting period, or roughly double the return of corporate and municipal bonds. High yield bonds underperformed as concern grew that global economic weakness could spread to the United States. In a highly unusual development, U.S. stock and bond prices diverged sharply late in the summer, with stocks falling despite a strong rally in the bond market.

OUTLOOK

    We expect that domestic economic fundamentals will remain favorable for fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. While the possibility of a recession can no longer be ruled out, we expect that the U.S. economy will grow at a moderate pace for the foreseeable future.
    We believe that the Federal Reserve stands ready to adjust interest rates as needed, and that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild backup in long-term interest rates is possible. Also, a lower dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit concerns will increasingly come into play at this late point in the business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse range of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1998

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1).....    1.66%      0.77%       0.93%
One-year total return(2)..................   (3.22%)    (2.93%)      0.01%
Five-year average annual total
return(2).................................    7.13%      7.09%       7.33%
Ten-year average annual total return(2)...    7.20%        N/A         N/A
Life-of-Fund average annual total
return(2).................................    9.00%      8.73%       7.34%
Commencement date......................... 10/02/78   07/02/92    07/06/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3)......................    9.43%      9.11%       9.14%
SEC Yield(4)..............................    8.15%      7.68%       7.72%
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1998.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Credit Suisse First Boston High Yield Index and the Lipper High Current Yield Bond Index over time. These indices are statistical composites, and do not reflect any commissions or sales charges which would be incurred by an investor purchasing the securities or investments they represent.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen High Income Corporate Bond Fund vs. the Credit Suisse First Boston High Yield Index and the Lipper High Current Yield Bond Index (August 31, 1988 through August 31, 1998)

                                    [GRAPH]

                         VKAC                Credit Suisse        Lipper High
Value at         High Income Corporate       First Boston        Current Yield
August 31,            Bond Fund            High Yield Index       Bond Index
1998             $     20,039              $    24,926           $    27,863


----------------------------
Fund's Total Return
1  Year Avg. Annual   =3.22%
5  Year Avg. Annual   =7.13%
10 Year Avg. Annual   =7.20%
Inception Avg. Annual =9.00%
----------------------------


   INVESTMENT PERFORMANCE CHART

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

EMERGING MARKETS: The financial markets of developing economies. Many Latin
    American and Asian countries are considered emerging markets.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

We recently spoke with the management team of the Van Kampen High Income Corporate Bond Fund about the key events and economic forces that shaped the markets during the past 12 months. The team includes Ellis S. Bigelow, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1998.


   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?
   A
      After 11 months of steady economic growth and fairly consistent stock market appreciation, the market became spooked by a downward spiral in global economies and tumbled in record numbers in the final weeks of the reporting period. In the first six months of the Fund's reporting period, problems overseas seemed to bounce off of our shores. The U.S. economy continued to expand at a robust pace, with GDP growth measured at 5.4 percent in the first quarter alone--a rate considered by many economists to be virtually unsustainable without leading to inflation. Despite the generally solid pace of economic activity, however, inflation remained benign. Falling commodity prices and a strong dollar helped offset the inflationary implications of a tight labor market and active consumer spending.
    The Federal Reserve Board declined to alter short-term interest rates during the Fund's reporting period. However, as the period drew to a close, the Fed acknowledged that a tighter monetary policy might be necessary to curb rising inflationary pressures in the future.
    The higher grade fixed-income market benefited from a global "flight to quality" caused by turmoil in Asia and by the growing perception that the domestic economy was slowing. After starting the calendar year at 5.74 percent, the yield on the 10-year Treasury benchmark bond rose to over 5.81 percent during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen undercut that recovery, however, yields fell to 4.98 percent by the end of the reporting period.


   Q  HOW DID THE HIGH YIELD MARKET FARE DURING THE PERIOD?

   A As they had in the final months of 1997 following the emergence of Asia's currency crisis, high-yield bonds rapidly lost favor with investors, who turned to more conservative investments. The decline in investor confidence in this sector coincided with a slight increase in defaults, although the default rate remained well below historical averages. Problems in the sector were multiplied by significant underperformance in the area of emerging markets debt, whose dramatically widening yield spreads created ripple effects throughout the high yield universe.

    As the Treasury declined in response to high demand for Treasuries in the wake of instability in Asia, we witnessed a flood of new issuance in the high yield market. By the end of the period, the level of newly issued high yield bonds was on track to break last year's record high. Although cash flows into high yield investments continued to move at a record pace, the large initial supply met with decreasing demand. As a result, the yield spread between high yield bonds and Treasuries widened during the period, indicating that high yield investments underperformed Treasuries.


   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A We largely maintained the Fund's credit quality profile and our focus on B-rated bonds, which provide a yield advantage over higher-quality investments and which comprised the majority of new issues purchased during the period. We made relatively few changes in the portfolio's sector exposure, as our tendency during this period of volatility was to remain cautious until the dust settled. Once again, media and cable companies dominated new issuance during the period; accordingly, the consumer services sector, including several broadcasting companies, made up one of the largest sector positions in the portfolio. Another significant sector position, utilities, consisted primarily of telecommunications companies and also benefited from increased investor interest in the new generation of communications created by the computer age. The Fund's portfolio was slightly overweight in gaming companies, which performed fairly well even though most sectors were rocked by the volatility at the end of the period.
    The Fund's duration was lengthened during the period from 3.6 years to 4.2 years on August 31, 1998; this occurred as a result of redeploying assets into new issues, most of which have longer maturities and lower coupon rates than the issues previously held in the portfolio. In doing this, we also maintained a low cash position in the portfolio despite the influx of new assets into the Fund during the past year. By the end of the period, the portfolio was comprised of 194 issues, representing an increase from 174 one year ago. For additional Fund portfolio highlights, please refer to page 10.


   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund posted a total return of 1.66 percent(1) (Class A shares at net asset value) for the 12-month period ended August 31, 1998. By comparison, the Credit Suisse First Boston High Yield Index returned 1.46 percent for the same period. The First Boston High Yield Index is a broad-based index that reflects the general performance of a wide range of selected bonds within the public high yield debt market. It does not reflect any commissions that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

   A As we peer from underneath our umbrellas at the circling dark clouds, we might envision two scenarios: in one, the market crumbles under the domino effect of a worldwide currency collapse--which is something akin to cats and dogs literally falling from the sky. In our second scenario, we pull on our galoshes and muddle through the bad weather until we find brighter skies. Needless to say, we're favoring the more realistic second scenario. Our focus is on preserving total return, avoiding excess portfolio volatility that may be harmful rather than helpful, and selecting credits that we feel are most likely to succeed in this volatile environment. It's a good time to remember that the world generally moves in cycles, and that widening spreads in high yield investments have generally been followed by shrinking spreads. As a result, we'll cautiously seek opportunity in investments whose spreads have widened past a reasonable point.

[SIG.]
Ellis S. Bigelow

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS
                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

 TOP TEN ISSUERS AS OF AUGUST 31, 1998

                                                   PERCENTAGE OF FUND'S
                                                  LONG-TERM INVESTMENTS
Metronet Communications Corp. ................              1.8%
E Spire Communications, Inc. .................              1.5%
Price Communications Wireless ................              1.4%
Primus Telecommunications Group,
  Inc. .......................................              1.3%
Majestic Star Casino L.L.C. ..................              1.3%
Printpack, Inc. ..............................              1.3%
Northland Cable Television, Inc. .............              1.2%
Booth Creek Ski Holdings, Inc. ...............              1.2%
Carpenter W R North America, Inc. ............              1.2%
Consoltex Group, Inc. (Canada) ...............              1.2%

 CREDIT QUALITY AS A PERCENTAGE OF CORPORATE OBLIGATIONS


AS OF AUGUST 31, 1998                       AS OF AUGUST 31, 1997
BBB .............  0.5%                     BBB .............  1.8%
BB .............. 10.8%                     BB .............. 16.8%
B ............... 77.3%     [PIE CHART]     B ............... 67.2%  [PIE CHART]
CCC .............  4.9%                     CCC .............  5.3%
Non-Rated .......  7.4%                     Non-Rated .......  8.9%


Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


    As of August 31, 1998                       AS OF AUGUST 31, 1997
Consumer Services...........  22.1%          Raw Materials/Processing
Utilities...................  20.1%            Industries...............  19.1%
Raw Materials/Processing                     Consumer Services..........  18.6%
  Industries................  15.4%          Producer Manufacturing.....   9.1%
Producer Manufacturing......   8.7%          Energy.....................   8.7%
Consumer Distribution.......   6.6%          Utilities..................   8.3%


 DURATION

          AS OF AUGUST 31, 1998          AS OF AUGUST 31, 1997
Duration         4.2 years                      3.6 years

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          CORPORATE OBLIGATIONS  92.4%
          CONSUMER DISTRIBUTION  6.2%
$ 4,250   Big 5 Corp.....................................   10.875%  11/15/07  $  4,271,250
  9,000   CHS Electronics, Inc. .........................    9.875   04/15/05     8,100,000
  2,000   Community Distributors, Inc....................   10.250   10/15/04     1,960,000
 12,700   Del Monte Foods Co., 144A -- Private
          Placement (a) (b).............................. 0/12.500   12/15/07     8,128,000
  4,000   Duane Reade, Inc...............................    9.250   02/15/08     3,880,000
  3,200   Iron Age Corp., 144A -- Private Placement
          (b)............................................    9.875   05/01/08     2,960,000
  7,000   Musicland Group, Inc...........................    9.875   03/15/08     6,720,000
  3,492   Pantry, Inc....................................   12.500   11/15/00     3,675,330
  4,750   Pantry, Inc....................................   10.250   10/15/07     4,655,000
  3,735   Pathmark Stores, Inc...........................   12.625   06/15/02     3,492,224
  6,000   Pathmark Stores, Inc. (a)...................... 0/10.750   11/01/03     4,110,000
                                                                               ------------
                                                                                 51,951,804
                                                                               ------------
          CONSUMER DURABLES  5.1%
  8,900   Aetna Industries, Inc..........................   11.875   10/01/06     9,256,000
  7,000   Derby Cycle Corp., 144A -- Private Placement
          (b)............................................   10.000   05/15/08     6,090,000
  8,000   MCII Holdings USA, Inc. (Mexico) (a)........... 0/12.000   11/15/02     7,120,000
  2,500   Sealy Mattress Co., Ser B (a).................. 0/10.875   12/15/07     1,562,500
  7,500   Talon Automotive Group, Inc., 144A -- Private
          Placement (b)..................................    9.625   05/01/08     7,125,000
  2,565   Venture Holdings, Inc. ........................    9.750   04/01/04     2,411,100
  3,575   Venture Holdings, Inc. ........................    9.500   07/01/05     3,396,250
  6,000   Webb (Del E.) Corp.............................    9.375   05/01/09     5,625,000
                                                                               ------------
                                                                                 42,585,850
                                                                               ------------
          CONSUMER NON-DURABLES  3.5%
  6,000   Cluett American Corp., 144A -- Private
          Placement (b)..................................   10.125   05/15/08     5,460,000
  8,900   Consoltex Group, Inc. (Canada).................   11.000   10/01/03     9,278,250
  4,500   Curtice Burns Foods, Inc.......................   12.250   02/01/05     5,040,000
  3,000   Decora Industries, Inc., 144A -- Private
          Placement (b)..................................   11.000   05/01/05     2,820,000
  1,800   French Fragrances, Inc.........................   10.375   05/15/07     1,854,000
  5,000   French Fragrances, Inc., Ser D.................   10.375   05/15/07     5,150,000
                                                                               ------------
                                                                                 29,602,250
                                                                               ------------
          CONSUMER SERVICES  20.6%
  4,000   Argosy Gaming Co. .............................   13.250   06/01/04     4,280,000
  9,750   Booth Creek Ski Holdings, Inc., Ser B..........   12.500   03/15/07     9,798,750
 10,020   Capstar Broadcasting Partners (a).............. 0/12.750   02/01/09     7,565,100
  4,610   Casino America, Inc. ..........................   12.500   08/01/03     4,840,500
  6,900   Casino Magic Louisiana Corp., Ser B............   13.000   08/15/03     7,624,500

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          CONSUMER SERVICES (CONTINUED)
$ 5,500   Citadel Broadcasting Co., Ser B................   10.250%  07/01/07  $  5,885,000
  7,500   Diamond Cable Co. (United Kingdom) (a)......... 0/13.250   09/30/04     7,200,000
  5,980   Echostar Communications Corp. (a).............. 0/12.875   06/01/04     5,681,000
  5,250   FrontierVision Holding L.P. (a)................ 0/11.875   09/15/07     4,200,000
  4,500   Globo Communicacoes Participation, 144A --
          Private Placement (Brazil) (b).................   10.625   12/05/08     2,835,000
  3,500   Gray Communications Systems, Inc. .............   10.625   10/01/06     3,710,000
  2,000   Grupo Televisa Corp. (Mexico)..................   11.875   05/15/06     1,785,000
  6,500   Grupo Televisa Corp. (Mexico)..................        *   05/15/08     4,387,500
  5,796   Helicon Group L.P. (Variable Rate Coupon)......   11.000   11/01/03     6,129,270
  6,600   Hollywood Casino, Inc..........................   12.750   11/01/03     7,095,000
  3,500   Hollywood Theaters, Inc........................   10.625   08/01/07     3,325,000
  6,750   Horseshoe Gaming L.L.C., Ser B.................    9.375   06/15/07     6,918,750
  7,000   IHF Holdings, Inc., Ser B (a).................. 0/15.000   11/15/04     3,500,000
  2,500   Interep National Radio Sales, Inc.,
          144A -- Private Placement (b)..................   10.000   07/01/08     2,400,000
  1,750   International Cabletel, Inc. (a)............... 0/12.750   04/15/05     1,487,500
  5,500   International Cabletel, Inc. (a)............... 0/11.500   02/01/06     4,180,000
  3,000   Louisiana Casino Cruises, Inc..................   11.500   12/01/98     3,007,500
  4,500   Louisiana Petite Academy, Inc., 144A -- Private
          Placement (b)..................................   10.000   05/15/08     4,320,000
  9,750   Majestic Star Casino L.L.C. ...................   12.750   05/15/03    10,383,750
  7,500   Multicanal Participacoes, Ser B (Brazil).......   12.625   06/18/04     5,400,000
  9,300   Northland Cable Television, Inc................   10.250   11/15/07     9,811,500
  3,000   Park N View, Inc., 144A -- Private Placement
          (b)............................................   13.000   05/15/08     2,430,000
  7,400   Premier Parks, Inc. (a)........................ 0/10.000   04/01/08     4,514,000
  7,000   Radio Unica Corp., 144A -- Private Placement
          (a) (b)........................................ 0/11.750   08/01/06     4,060,000
  1,960   SFX Broadcasting, Inc..........................   10.750   05/15/06     2,121,700
  6,000   Silver Cinemas International, Inc.,
          144A -- Private Placement (b)..................   10.500   04/15/05     5,700,000
  7,000   Splitrock Services, Inc., 144A -- Private
          Placement (b)..................................   11.750   07/15/08     6,615,000
  4,000   Telewest PLC (United Kingdom) (a).............. 0/11.000   10/01/07     3,120,000

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          CONSUMER SERVICES (CONTINUED)
$ 5,000   UIH Australia/Pacific, Inc., Ser B (a)......... 0/14.000%  05/15/06  $  2,150,000
  8,500   United International Holdings, Inc. (a)........ 0/10.750   02/15/08     4,080,000
                                                                               ------------
                                                                                172,541,320
                                                                               ------------
          ENERGY  4.2%
  4,000   Chiles Offshore L.L.C. Corp., 144A -- Private
          Placement (b)..................................   10.000   05/01/08     3,400,000
  8,500   Hurricane Hydrocarbons Ltd., 144A -- Private
          Placement (Canada) (b).........................   11.750   11/01/04     4,335,000
  5,750   Hydrochem Industrial Services, Inc., Ser B.....   10.375   08/01/07     5,491,250
  5,500   KCS Energy, Inc................................   11.000   01/15/03     5,582,500
  5,236   Kelley Oil & Gas Partners Ltd..................    7.875   12/15/99     5,026,560
  1,800   Moll Industries, Inc., 144A -- Private
          Placement (b)..................................   10.500   07/01/08     1,674,000
  4,600   Pacalta Resources Ltd., Ser B (Canada).........   10.750   06/15/04     4,278,000
  2,750   Panaco, Inc. ..................................   10.625   10/01/04     2,337,500
  2,766   Petroleum Heat & Power, Inc....................   12.250   02/01/05     2,821,320
                                                                               ------------
                                                                                 34,946,130
                                                                               ------------
          FINANCE  2.6%
  4,750   Americo Life, Inc., 144A -- Private Placement
          (b)............................................    9.250   06/01/05     4,892,500
  8,750   Americredit Corp. .............................    9.250   02/01/04     8,443,750
  6,000   Chatwins Group, Inc. (Variable Rate Coupon)....   13.000   05/01/03     6,390,000
  2,250   Superior National Capital Trust 1..............   10.750   12/01/17     2,160,000
                                                                               ------------
                                                                                 21,886,250
                                                                               ------------
          HEALTHCARE  2.3%
  4,000   Alliance Imaging, Inc..........................    9.625   12/15/05     3,880,000
  9,000   Mariner Post Acute Network, Inc. (a)........... 0/10.500   11/01/07     5,130,000
  2,380   Maxxim Medical, Inc., 144A -- Private Placement
          (b)............................................   10.500   08/01/06     2,510,900
  3,000   Mediq, Inc., 144A -- Private Placement (b).....   11.000   06/01/08     2,880,000
  4,950   Oxford Health Plans, Inc., 144A -- Private
          Placement (b)..................................   11.000   05/15/05     4,009,500
  1,150   Vencor, Inc....................................    9.875   05/01/05       828,000
                                                                               ------------
                                                                                 19,238,400
                                                                               ------------
          PRODUCER MANUFACTURING  7.9%
  3,000   American Architectural Products Corp...........   11.750   12/01/07     2,850,000
  4,000   Anthony Crane, 144A -- Private Placement (b)...   10.375   08/01/08     3,720,000
  9,750   Carpenter W R North America, Inc...............   10.625   06/15/07     9,701,250
  3,500   Communications Instrument, Inc.................   10.000   09/15/04     3,307,500
  1,800   Compass Aerospace Corp., 144A -- Private
          Placement (b)..................................   10.125   04/15/05     1,746,000
  4,500   Eagle-Picher Industries, Inc...................    9.375   03/01/08     4,230,000
  4,000   Grove Worldwide L.L.C., 144A -- Private
          Placement (b)..................................    9.250   05/01/08     3,640,000

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          PRODUCER MANUFACTURING (CONTINUED)
$ 4,950   GS Technologies Operating, Inc.................   12.000%  09/01/04  $  4,937,625
  8,000   IMO Industries, Inc. ..........................   11.750   05/01/06     8,880,000
  1,750   Interlake Corp.................................   12.000   11/15/01     1,872,500
  7,000   Interlake Corp.................................   12.125   03/01/02     7,210,000
  3,500   International Knife & Saw, Inc.,
          144A -- Private Placement (b)..................   11.375   11/15/06     3,535,000
  2,000   Numatics, Inc..................................    9.625   04/01/08     1,870,000
  3,500   Outboard Marine Corp., 144A -- Private
          Placement (b)..................................   10.750   06/01/08     3,377,500
  6,750   Waxman Industries, Inc., Ser B (a)............. 0/12.750   06/01/04     5,670,000
                                                                               ------------
                                                                                 66,547,375
                                                                               ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  11.5%
  2,175   Acetex Corp. (Canada)..........................    9.750   10/01/03     2,131,500
  5,000   AEP Industries, Inc............................    9.875   11/15/07     4,800,000
  6,000   Anchor Lamina, Inc. (Canada)...................    9.875   02/01/08     5,250,000
  4,540   Aracruz Celulose S.A., 144A -- Private
          Placement (Brazil) (b).........................   10.375   01/31/02     4,040,600
  1,500   Brand Scaffold Services Holding, Inc., 144A --
          Private Placement (b)..........................   10.250   02/15/08     1,365,000
  4,500   Doe Run Resources Corp., 144A -- Private
          Placement (b)..................................   11.250   03/15/05     3,870,000
  2,750   Galey & Lord, Inc..............................    9.125   03/01/08     2,337,500
  5,850   Insilco Corp. .................................   10.250   08/15/07     5,850,000
  4,125   Kevco, Inc. ...................................   10.875   12/01/07     3,960,000
  6,000   Outsourcing Services Group, 144A -- Private
          Placement (b)..................................   10.875   03/01/06     5,940,000
  5,054   Pioneer Americas Acquisition Corp..............    9.250   06/15/07     4,295,900
 10,025   Printpack, Inc.................................   10.625   08/15/06    10,325,750
  3,250   Radnor Holdings, Inc., Ser B...................   10.000   12/01/03     3,266,250
  5,000   Renco Steel Holdings, Inc. ....................   10.875   02/01/05     4,750,000
  9,000   Satelites Mexicanos S.A., 144A -- Private
          Placement (Mexico) (b).........................   10.125   11/01/04     7,290,000
  5,250   Scovill Fasteners, Inc.........................   11.250   11/30/07     4,882,500
  3,500   Tekni-Plex, Inc................................    9.250   03/01/08     3,342,500
  6,000   Universal Compression Holdings, Inc., 144A --
          Private Placement (a) (b)......................  0/9.875   02/15/08     3,510,000
  1,000   Universal Compression Holdings, Inc.,
          144A -- Private Placement (a) (b).............. 0/11.375   02/15/09       565,000
  9,000   Viacap S.A., 144A -- Private Placement
          (Mexico) (b)...................................   11.375   05/15/07     6,210,000
  4,550   WHX Corp. .....................................   10.500   04/15/05     4,140,500
  6,250   Young America Corp., 144A -- Private Placement
          (b)............................................   11.625   02/15/06     4,531,250
                                                                               ------------
                                                                                 96,654,250
                                                                               ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          TECHNOLOGY  3.6%
$ 5,500   Advanced Micro Devices, Inc....................   11.000%  08/01/03  $  5,390,000
  6,000   DecisionOne Holdings Corp. ....................    9.750   08/01/07     4,950,000
  3,000   DecisionOne Holdings Corp. (a)................. 0/11.500   08/01/08     1,560,000
  8,050   Dictaphone Corp. ..............................   11.750   08/01/05     7,889,000
  3,250   Esprit Telecom Group PLC (United Kingdom)......   11.500   12/15/07     3,185,000
  7,290   Intermedia Communications, Inc.................    8.600   06/01/08     6,907,275
                                                                               ------------
                                                                                 29,881,275
                                                                               ------------
          TRANSPORTATION  6.0%
  3,500   Alpha Shipping PLC, Ser A, 144A -- Private
          Placement Ser A (United Kingdom) (b)...........    9.500   02/15/08     2,922,500
  4,000   American Commercial Lines L.L.C.,
          144A -- Private Placement (b)..................   10.250   06/30/08     3,880,000
  7,500   Atlas Air, Inc.................................   10.750   08/01/05     7,387,500
  1,800   Atlas Air, Inc., 144A -- Private Placement
          (b)............................................    9.250   04/15/08     1,683,000
  2,700   Cenargo International Ltd., 144A -- Private
          Placement (b)..................................    9.750   06/15/08     2,308,500
  7,250   Greyhound Lines, Inc...........................   11.500   04/15/07     7,793,750
  4,250   Moran Transport Co.............................   11.750   07/15/04     4,600,625
  5,950   MRS Logistica S.A., Ser B, 144A -- Private
          Placement (Brazil) (b).........................   10.625   08/15/05     3,986,500
  6,250   Pegasus Shipping Hellas Ltd., Ser A............   11.875   11/15/04     6,156,250
  2,750   Sea Containers Ltd., Ser B (Bermuda)...........   12.500   12/01/04     2,976,875
  4,500   Stena AB (Sweden)..............................   10.500   12/15/05     4,747,500
  1,800   Trans World Airlines, Inc. ....................   11.500   12/15/04     1,836,000
                                                                               ------------
                                                                                 50,279,000
                                                                               ------------
          UTILITIES  18.9%
  5,500   American Cellular Corp., 144A -- Private
          Placement (b)..................................   10.500   05/15/08     5,060,000
  6,250   Cathay International Ltd., 144A -- Private
          Placement (Japan) (b)..........................   13.000   04/15/08     3,593,750
  6,750   Clearnet Communications, Inc. (Canada) (a)..... 0/14.750   12/15/05     5,366,250
  5,500   Compania De Transporte Energia, 144A -- Private
          Placement (Argentina) (b)......................    9.250   04/01/08     4,180,000
  7,700   Crown Castle International Corp. (a)........... 0/10.625   11/15/07     4,774,000
  7,000   Crown Century Petroleum, Inc...................   10.875   02/01/05     7,105,000
  6,000   CTI Holdings, 144A -- Private Placement (a)
          (b)............................................ 0/11.500   04/15/08     2,580,000
  5,500   E Spire Communications, Inc (a)................ 0/12.750   04/01/06     3,795,000
  4,500   E Spire Communications, Inc. (a)............... 0/13.000   11/01/05     3,318,750
  4,300   E Spire Communications, Inc....................   13.750   07/15/07     4,611,750

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$ 1,750   Esprit Telecom Group PLC, 144A -- Private
          Placement (United Kingdom) (b).................   10.875%  06/15/08  $  1,662,500
    568   GST Telecommunications, Inc., 144A -- Private
          Placement (Canada) (a) (b)..................... 0/13.875   12/15/05       465,760
  2,950   ICG Holdings, Inc. (a)......................... 0/13.500   09/15/05     2,360,000
  7,000   KMC Telecommunications Holdings, Inc. (a)...... 0/12.500   02/15/08     3,780,000
  4,000   Level 3 Communications, Inc....................    9.125   05/01/08     3,560,000
  1,500   McLeodusa, Inc. (a)............................ 0/10.500   03/01/07     1,050,000
  9,250   Metronet Communications Corp. (Canada).........   12.000   08/15/07    10,313,750
  1,500   Metronet Communications Corp. (Canada) (a)..... 0/10.750   11/01/07       885,000
  5,000   Metronet Communications Corp., 144A -- Private
          Placement (Canada) (a) (b).....................  0/9.950   06/15/08     2,650,000
  9,510   Microcell Telecommunications, Ser B (a)........ 0/14.000   06/01/06     6,680,775
  9,000   Millicom International Cellular S.A.
          (Luxembourg) (a)............................... 0/13.500   06/01/06     6,165,000
  3,600   MJD Communications, Inc., 144A -- Private
          Placement (b)..................................    9.500   05/01/08     3,600,000
  9,250   Netia Holdings, Inc., Ser B
          (Netherlands) (a).............................. 0/11.250   11/01/07     5,365,000
  4,500   NTL, Inc., 144A -- Private Placement (a) (b)...  0/9.750   04/01/08     2,475,000
  3,000   Optel, Inc., 144A -- Private Placement (b).....   11.500   07/01/08     2,940,000
  3,275   Optel, Inc., Ser B, 144A -- Private Placement
          (b)............................................   13.000   02/15/05     3,340,500
  4,500   Pegasus Communications Corp. ..................    9.625   10/15/05     4,410,000
  7,700   Pinnacle Holdings, Inc. (a).................... 0/10.000   03/15/08     4,119,500
  2,250   Price Communication Cellular...................   11.250   08/15/08     2,030,625
  4,450   Price Communications Wireless..................   11.750   07/15/07     4,717,000
  6,500   Price Communications Wireless, 144A -- Private
          Placement (b)..................................    9.125   12/15/06     6,061,250
  6,400   Primus Telecommunications Group, Inc. .........   11.750   08/01/04     6,240,000
  4,500   Primus Telecommunications Group, Inc. .........    9.875   05/15/08     4,162,500
  2,800   Psinet, Inc....................................   10.000   02/15/05     2,660,000
  6,300   Rural Cellular, 144A -- Private Placement
          (b)............................................    9.625   05/15/08     5,859,000
  4,250   SBA Communications Corp., 144A -- Private
          Placement (a) (b).............................. 0/12.000   03/01/08     2,167,500
  6,000   Spectrasite Holdings, Inc., 144A -- Private
          Placement (a) (b).............................. 0/12.000   07/15/08     3,180,000
  4,100   Startec Global Communications, 144A -- Private
          Placement (b)..................................   12.000   05/15/08     3,690,000
  1,500   Transtel, 144A -- Private Placement (Columbia)
          (b)............................................   12.500   11/01/07       975,000

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$ 4,700   Triton Communications, L.L.C.., 144A -- Private
          Placement (a) (b).............................. 0/11.000%  05/01/08  $  2,303,000
  3,900   Verio, Inc., 144A -- Private Placement (b).....   10.375   04/01/05     3,822,000
                                                                               ------------
                                                                                158,075,160
                                                                               ------------
            TOTAL CORPORATE OBLIGATIONS  92.4%...............................   774,189,064
                                                                               ------------
          FOREIGN GOVERNMENT OBLIGATIONS  0.8%
  2,000   Republic of Argentina (Argentina)..............   11.375   01/30/17     1,440,000
  1,150   Republic of Korea (Korea)......................    8.750   04/15/03       930,120
  2,000   Republic of Korea (Korea)......................    8.875   04/15/08     1,390,000
  4,000   United Mexican States Debt (Mexico)............   11.500   05/15/26     3,385,200
                                                                               ------------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS.............................     7,145,320
                                                                               ------------
EQUITIES  0.9%
  American Telecasting, Inc. (1,750 Common Stock Warrants)
  (c)........................................................................        17,500
  Dairy Mart Convenience Stores (14,998 Common Stock
  Warrants) (c)..............................................................         7,499
  Day International Group, Inc. (1,545 Preferred Shares,
  12.25% coupon, $1,000 par per share) (c) (d)...............................     1,471,613
  Kelley Oil & Gas Corp. (50,000 Preferred Shares, 2.625%
  coupon, $25 par) (c).......................................................       943,750
  KMC Telecommunications Holdings, Inc., 144A -- Private
    Placement (7,000 Common Stock Warrants) (b) (c)..........................             7
  Metronet Communications Corp., 144A -- Private Placement
    (9,250 Common Stock Warrants) (Canada) (b) (c)...........................       305,250
  Optel Inc. (3,275 Common Shares)...........................................         6,550
  Primus Telecommunications Group (2,000 Common Stock
  Warrants) (c)..............................................................            20
  Signature Brands, Inc. (4,000 Common Stock Warrants)
  (c)........................................................................        87,600
  Terex Corp. (28,000 Common Stock Rights) (c)...............................       504,000
  Total Renal Care Holdings, Inc. (6,000 Common Shares)
  (c)........................................................................       190,000
  UIH Australia Pacific, Inc. (5,000 Common Stock Warrants)
  (c)........................................................................            50
  Urohealth Systems, Inc., 144A -- Private Placement (4,750
    Common Stock Warrants) (b) (c)...........................................            48
  Wright Medical Technology, Inc. (4,118 Common Stock
  Warrants) (c)..............................................................        27,588
  Supermarkets General Holdings Corp. (151,101 Preferred
    Shares, 3.52% coupon, $25 par per share) (c) (d).........................     3,626,424
                                                                               ------------
TOTAL EQUITIES...............................................................     7,187,899
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $852,024,038)........................................................   788,522,283
                                                                               ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------


                        Description                                            Market Value
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.5%
REPURCHASE AGREEMENTS  3.5%
  BA Securities ($8,085,000 par collateralized by U.S.
  Government Obligations in a pooled cash account dated
  08/31/98, to be sold on 09/01/98 at $8,086,298)............................  $  8,085,000
  DLJ Mortgage Acceptance Corp. ($11,138,000 par
  collateralized by U.S. Government Obligations in a pooled
  cash account dated 08/31/98, to be sold on 09/01/98 at
  $11,139,785)...............................................................    11,138,000
  State Street Bank and Trust ($10,387,000 par
  collateralized by U.S. Government Obligations in a pooled
  cash account dated 08/31/98, to be sold on 09/01/98 at
  $10,388,673)...............................................................    10,387,000
                                                                               ------------
TOTAL REPURCHASE AGREEMENTS..................................................    29,610,000
                                                                               ------------
U.S. GOVERNMENT AGENCY OBLIGATION  1.0%
  Federal Home Loan Mortgage Discount Note ($8,675,000 par,
  yielding 5.70%, 09/01/98 maturity)........................................      8,673,626
                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $38,283,626)........................................................     38,283,626
                                                                               ------------
TOTAL INVESTMENTS  98.6%
  (Cost $890,307,664).......................................................    826,805,909
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.................................     11,332,193
                                                                               ------------
NET ASSETS  100.0%...........................................................  $838,138,102
                                                                               ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $890,307,664).......................  $  826,805,909
Cash........................................................           4,767
Receivables:
  Interest..................................................      17,728,622
  Fund Shares Sold..........................................       2,933,761
  Investments Sold..........................................         347,383
Other.......................................................          53,497
                                                              --------------
      Total Assets..........................................     847,873,939
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       4,810,241
  Income Distributions......................................       3,516,042
  Distributor and Affiliates................................         568,231
  Investment Advisory Fee...................................         406,442
Accrued Expenses............................................         271,300
Trustees' Deferred Compensation and Retirement Plans........         163,581
                                                              --------------
      Total Liabilities.....................................       9,735,837
                                                              --------------
NET ASSETS..................................................  $  838,138,102
                                                                ------------
NET ASSETS CONSIST OF:
Capital.....................................................  $1,085,069,365
Accumulated Undistributed Net Investment Income.............       4,912,228
Net Unrealized Depreciation.................................     (63,501,755)
Accumulated Net Realized Loss...............................    (188,341,736)
                                                              --------------
NET ASSETS..................................................  $  838,138,102
                                                                ------------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $499,303,437 and 82,387,098 shares of
    beneficial interest issued and outstanding).............  $         6.06
    Maximum sales charge (4.75%* of offering price).........             .30
                                                              --------------
    Maximum offering price to public........................  $         6.36
                                                                ------------
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $283,067,814 and 46,672,795 shares of
    beneficial interest issued and outstanding).............  $         6.06
                                                                ------------
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,766,851 and 9,240,372 shares of
    beneficial interest issued and outstanding).............  $         6.04
                                                                ------------
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 81,538,500
Dividends...................................................     1,491,187
Other.......................................................     1,578,163
                                                              ------------
    Total Income............................................    84,607,850
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,358,630
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,198,786, $2,504,486 and $447,637,
  respectively).............................................     4,150,909
Shareholder Services........................................     1,376,301
Trustees' Fees and Expenses.................................        30,581
Legal.......................................................        25,793
Custody.....................................................         7,123
Other.......................................................       597,047
                                                              ------------
    Net Expenses............................................    10,546,384
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 74,061,466
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $ 18,277,629
    Futures.................................................        (8,506)
                                                              ------------
Net Realized Gain...........................................    18,269,123
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    26,232,513
  End of the Period:
    Investments.............................................   (63,501,755)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (89,734,268)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(71,465,145)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  2,596,321
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                              Year Ended        Year Ended
                                                            August 31, 1998   August 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $ 74,061,466      $ 57,118,179
Net Realized Gain..........................................    18,269,123        10,679,453
Net Unrealized Appreciation/Depreciation During the
  Period...................................................   (89,734,268)       14,770,464
                                                             ------------      ------------
Change in Net Assets from Operations.......................     2,596,321        82,568,096
                                                             ------------      ------------
Distributions from Net Investment Income:
  Class A Shares...........................................   (49,213,216)      (43,009,717)
  Class B Shares...........................................   (21,538,906)      (13,729,638)
  Class C Shares...........................................    (3,848,005)       (1,962,490)
                                                             ------------      ------------
  Total Distributions......................................   (74,600,127)      (58,701,845)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........   (72,003,806)       23,866,251
                                                             ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................   398,226,626       290,139,308
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.............................................    41,295,995        33,996,355
Cost of Shares Repurchased.................................  (226,785,118)     (204,011,022)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........   212,737,503       120,124,641
                                                             ------------      ------------
TOTAL INCREASE IN NET ASSETS...............................   140,733,697       143,990,892
NET ASSETS:
Beginning of the Period....................................   697,404,405       553,413,513
                                                             ------------      ------------
End of the Period (Including accumulated undistributed net
  investment income of $4,912,228 and $2,861,864,
  respectively)............................................  $838,138,102      $697,404,405
                                                             ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended August 31,
                                              ------------------------------------------
               Class A Shares                  1998     1997     1996     1995     1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $6.548   $6.298   $ 6.15   $ 6.12   $ 6.61
                                              ------   ------   ------   ------   ------
  Net Investment Income.....................    .614     .604     .607      .55      .63
  Net Realized and Unrealized Gain/Loss.....   (.479)    .267     .139    .0515     (.47)
                                              ------   ------   ------   ------   ------
Total from Investment Operations............    .135     .871     .746    .6015      .16
Less Distributions from Net Investment
  Income....................................    .623     .621     .598    .5715      .65
                                              ------   ------   ------   ------   ------
Net Asset Value, End of the Period..........  $6.060   $6.548   $6.298   $ 6.15   $ 6.12
                                              ======   ======   ======   ======   ======
Total Return (a)............................   1.66%   14.44%   12.66%   10.48%    2.34%
Net Assets at End of the Period (In
  millions).................................  $499.3   $468.6   $421.4   $411.9   $364.2
Ratio of Expenses to Average Net Assets
  (b).......................................   1.00%    1.08%    1.08%    1.12%    1.10%
Ratio of Net Investment Income to Average
  Net Assets (b)............................   9.33%    9.37%    9.65%    9.23%    9.03%
Portfolio Turnover..........................     90%      75%      76%      49%      66%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended August 31,
                                              -----------------------------------------
               Class B Shares                  1998     1997     1996     1995    1994
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $6.558   $6.310   $ 6.16   $ 6.14   $6.63
                                              ------   ------   ------   ------   -----
  Net Investment Income.....................    .571     .559     .559      .51     .58
  Net Realized and Unrealized Gain/Loss.....   (.490)    .262     .141    .0335   (.468)
                                              ------   ------   ------   ------   -----
Total from Investment Operations............    .081     .821     .700    .5435    .112
Less Distributions from Net Investment
  Income....................................    .575     .573     .550    .5235    .602
                                              ------   ------   ------   ------   -----
Net Asset Value, End of the Period..........  $6.064   $6.558   $6.310   $ 6.16   $6.14
                                              ======   ======   ======   ======   =====
Total Return (a)............................   0.77%   13.58%   11.78%    9.41%   1.59%
Net Assets at End of the Period (In
  millions).................................  $283.1   $198.0   $114.6   $ 89.9   $71.0
Ratio of Expenses to Average Net Assets
  (b).......................................   1.79%    1.86%    1.87%    1.93%   1.90%
Ratio of Net Investment Income to Average
  Net Assets (b)............................   8.52%    8.60%    8.86%    8.42%   8.25%
Portfolio Turnover..........................     90%      75%      76%      49%     66%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended August 31,
                                              ------------------------------------------
               Class C Shares                  1998     1997     1996     1995     1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $6.528   $6.284   $ 6.14   $ 6.11   $ 6.61
                                              ------   ------   ------   ------   ------
  Net Investment Income.....................    .570     .561     .557      .51      .53
  Net Realized and Unrealized Gain/Loss.....   (.488)    .256     .137    .0435    (.428)
                                              ------   ------   ------   ------   ------
Total from Investment Operations............    .082     .817     .694    .5535     .102
Less Distributions from Net Investment
  Income....................................    .575     .573     .550    .5235     .602
                                              ------   ------   ------   ------   ------
Net Asset Value, End of the Period..........  $6.035   $6.528   $6.284   $ 6.14   $ 6.11
                                              ======   ======   ======   ======   ======
Total Return (a)............................   0.93%   13.64%   11.66%    9.63%    1.43%
Net Assets at End of the Period (In
  millions).................................  $ 55.8   $ 30.8   $ 17.5   $ 15.7   $ 13.2
Ratio of Expenses to Average Net Assets
  (b).......................................   1.79%    1.86%    1.87%    1.93%    1.91%
Ratio of Net Investment Income to Average
  Net Assets (b)............................   8.49%    8.57%    8.86%    8.42%    8.25%
Portfolio Turnover..........................     90%      75%      76%      49%      66%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund, (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio. At August 31, 1998, approximately 18% of the Fund's long-term investments were in non-U.S. issuers, of which the largest geographic exposure was Canada with 6%.

                                August 31, 1998
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $188,101,877 which

                                August 31, 1998
--------------------------------------------------------------------------------

expires between August 31, 1999 and August 31, 2004. Of this amount, $125,160,730 will expire in 1999. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, paydown on securities and the deferral of losses for tax purposes resulting from wash sales.

    At August 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $890,547,523, the aggregate gross unrealized appreciation is $10,033,087 and the aggregate gross unrealized depreciation is $73,774,701, resulting in net unrealized depreciation of $63,741,614.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $20,559,160 were reclassified from accumulated net realized gain/loss to capital. Permanent book and tax basis differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $230,445 and recognition of market discount on bonds totaling $2,358,580 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $150 million......................................     .625 of 1%
Next $150 million.......................................     .550 of 1%
Over $300 million.......................................     .500 of 1%

    For the year ended August 31, 1998, the Fund recognized expenses of approximately $25,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                August 31, 1998
--------------------------------------------------------------------------------

    For the year ended August 31, 1998, the Fund recognized expenses of approximately $202,000 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 1998, the Fund recognized expenses of approximately $1,022,500. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                August 31, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At August 31, 1998, capital aggregated $743,728,332, $283,660,303 and
$57,680,730 for Class A, B and C shares, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                  SHARES           VALUE
------------------------------------------------------------------------
Sales
  Class A..................................   28,314,218   $ 187,996,517
  Class B..................................   25,445,038     169,122,792
  Class C..................................    6,221,313      41,107,317
                                             -----------   -------------
Total Sales................................   59,980,569   $ 398,226,626
                                             ===========   =============
Dividend Reinvestment:
  Class A..................................    4,382,061   $  28,862,654
  Class B..................................    1,568,905      10,333,349
  Class C..................................      320,344       2,099,992
                                             -----------   -------------
Total Dividend Reinvestment................    6,271,310   $  41,295,995
                                             ===========   =============
Repurchases:
  Class A..................................  (21,870,630)  $(144,129,518)
  Class B..................................  (10,532,646)    (69,416,384)
  Class C..................................   (2,018,608)    (13,239,216)
                                             -----------   -------------
Total Repurchases..........................  (34,421,884)  $(226,785,118)
                                             ===========   =============

                                August 31, 1998
--------------------------------------------------------------------------------

    At August 31, 1997, capital aggregated $683,246,374, $180,564,075 and
$29,080,573 for Class A, B and C shares, respectively. For the year ended August 31, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     25,421,874    $ 163,679,383
  Class B..................................     16,738,565      108,268,484
  Class C..................................      2,815,626       18,191,441
                                               -----------    -------------
Total Sales................................     44,976,065    $ 290,139,308
                                               -----------    -------------
Dividend Reinvestment:
  Class A..................................      4,028,534    $  25,967,824
  Class B..................................      1,069,455        6,908,909
  Class C..................................        174,005        1,119,622
                                               -----------    -------------
Total Dividend Reinvestment................      5,271,994    $  33,996,355
                                               -----------    -------------
Repurchases:
  Class A..................................    (24,797,705)   $(159,884,130)
  Class B..................................     (5,774,518)     (37,359,396)
  Class C..................................     (1,052,510)      (6,767,496)
                                               -----------    -------------
Total Repurchases..........................    (31,624,733)   $(204,011,022)
                                               -----------    -------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                    CLASS B         CLASS C
----------------------------------------------------------------------------
First............................................      4.00%           1.00%
Second...........................................      4.00%            None
Third............................................      3.00%            None
Fourth...........................................      2.50%            None
Fifth............................................      1.50%            None
Sixth and Thereafter.............................       None            None

                                August 31, 1998
--------------------------------------------------------------------------------

    For the year ended August 31, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $384,014 and CDSC on redeemed shares of approximately $723,583. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $897,982,138 and $684,571,221, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                                August 31, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended August 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at August 31, 1997..............................      0
Futures Opened..............................................     40
Futures Closed..............................................    (40)
                                                                ---
Outstanding at August 31, 1998..............................      0
                                                                ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1998, are payments retained by Van Kampen of approximately $2,100,700.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of

Van Kampen High Income Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Income Corporate Bond Fund (the "Fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

October 2, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value
International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS
Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income


Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income
Capital Preservation
     Reserve
     Tax Free Money
Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents

TAX NOTICE TO CORPORATE SHAREHOLDERS
For the fiscal year ended August 31, 1998, 1.97% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

For the calendar year ended December 31, 1997, 2.61% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.



INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.

P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, IL 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998.
    All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK

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